Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MC Shipping Inc. (the “Registrant”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Registrant hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 17, 2006	/s/ Antony Crawford
Antony Crawford
Chief Executive Officer

March 17, 2006	/s/ Dominique Sergent
Dominique Sergent
Chief Financial Officer